Exhibit 10.2

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

As Adopted on October 1, 2011

As amended on June 11, 2014, July 8, 2014, January 8, 2016,

January 12, 2018, June 12, 2018 and January 22, 2019

As amended and restated on October 23, 2019

As amended on November 5, 2019

As amended on September 14, 2020

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 14 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 41,772,000 Shares. Subject to Sections 2.2 and 11 hereof, Shares subject to Awards that are cancelled, forfeited, settled in cash, used to pay withholding obligations or pay the exercise price of an Option or that expire by their terms at any time will again be available for grant and issuance in connection with other Awards. In the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 110,316,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan (the “ISO Limit”).

2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Class A Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other change in the capital structure of the Company affecting Shares without consideration, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, and (c) the Purchase Prices of and/or number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

3. PLAN FOR BENEFIT OF SERVICE PROVIDERS.

3.1 Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs (as defined in Section 4 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.

3.2 No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without Cause.

4. OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.

4.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

4.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

4.3 Exercise Period. Options may be exercisable within the time or upon the events determined by the Committee in the Award Agreement and may be awarded as immediately exercisable but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share unless expressly determined in writing by the Committee on the Option’s date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.

4.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and payment of any applicable taxes. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.2 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

4.6 Termination. Subject to earlier termination pursuant to Sections 11 and 13.1 hereof, exercise of an Option will be subject to the following terms and conditions, except as otherwise may be set forth in the Stock Option Agreement.

4.6.1 Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

4.6.2 Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

4.6.3 For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

4.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 13.1 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the

Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

4.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.

5. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.

5.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

5.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 8 hereof.

5.3 Dividends and Other Distributions. Participants holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time of award. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

5.4 Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).

6. RESTRICTED STOCK UNITS.

6.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No Purchase Price shall apply to an RSU settled in Shares. All grants of Restricted Stock Units will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

6.2 Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.

7. STOCK APPRECIATION RIGHTS.

7.1 Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash, or Shares (which may consist of Restricted Stock or RSUs), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

7.2 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The Award Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR is granted.

7.3 Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, and which may not be less than the Fair Market Value on the date of grant and may be settled in cash or in Shares.

7.4 Termination. Subject to earlier termination pursuant to Sections 11 and 13.1 hereof, exercise of SARs will be subject to the following terms and conditions, except as otherwise may be set forth in the Award Agreement.

7.4.1 Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to vested Shares upon the Termination Date or as otherwise determined by the Committee. SARs must be exercised by the Participant, if at all, as to all or some of the vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period after the Termination Date as may be determined by the Committee) but in any event, no later than the expiration date of the SARs.

7.4.2 Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such SARs must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period after the Termination Date as may be determined by the Committee) but in any event no later than the expiration date of the SARs.

7.4.3 For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to vested Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

8. PAYMENT FOR PURCHASES AND EXERCISES.

8.1 Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company owed to the Participant;

(b) by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value (if any) of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;

(d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(f) subject to compliance with applicable law and notwithstanding anything to the contrary contained in any Award Agreement, provided that a public market for the Company’s Class A Common Stock exists, by exercising through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or

(g) by any combination of the foregoing or any other method of payment approved by the Committee.

8.2 Withholding Taxes.

8.2.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable tax withholding requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.

8.2.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum tax withholding obligation by electing to have the Company withhold from the Shares to be issued up to the minimum number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the minimum amount to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization) but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. Any elections to have Shares withheld or sold for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. RESTRICTIONS ON AWARDS.

9.1 Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to a stock option and, prior to exercise , the shares to be issued on exercise of a stock option, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Option shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.

9.2 Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.

9.3 Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. Without prior stockholder approval the Committee may reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them). The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

10. RESTRICTIONS ON SHARES.

10.1 Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.

10.2 Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon the

Company’s initial public offering of Class A Common Stock pursuant to an effective registration statement filed under the Securities Act and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.

10.3 Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificate. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

10.4 Securities Law Restrictions. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

11. CORPORATE TRANSACTIONS.

11.1 Acquisitions or Other Combinations. In the event that the Company is subject to an Acquisition or Other Combination, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Acquisition or Other Combination, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Acquisition or Other Combination:

(a) The continuation of such outstanding Awards by the Company (if the Company is the successor entity).

(b) The assumption of outstanding Awards by the successor or acquiring entity (if any) in such Acquisition or Other Combination (or by any of its Parents, if any), which assumption, will be binding on all Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code. For the purposes of this Section 11, an

Award will be considered assumed if, following the Acquisition or Other Combination, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Acquisition or Other Combination, the consideration (whether stock, cash, or other securities or property) received in the Acquisition or Other Combination by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Acquisition or Other Combination is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Class A Common Stock in the Acquisition or Other Combination.

(c) The substitution by the successor or acquiring entity in such Acquisition or Other Combination (or by any of its Parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).

(d) The full or partial exercisability or vesting and accelerated expiration of outstanding Awards.

(e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its Parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that without the Participant’s consent, the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 11.1(e), the Fair Market value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Awards in exchange for no consideration.

Immediately following an Acquisition or Other Combination, outstanding Awards shall terminate and cease to be outstanding, except to the extent such Awards, have been continued, assumed or substituted, as described in Sections 11.1(a), (b) and/or (c).

11.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option or SAR rather than assuming an existing option or stock appreciation right, such new Option or SAR may be granted with a similarly adjusted Exercise Price.

12. ADMINISTRATION.

12.1 Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;

(c) approve persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards granted under this Plan;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h) grant waivers of any conditions of this Plan or any Award;

(i) determine the terms of vesting, exercisability and payment of Awards to be granted pursuant to this Plan;

(j) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(k) determine whether an Award has been earned;

(l) extend the vesting period beyond a Participant’s Termination Date;

(m) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(n) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as may otherwise be permitted by applicable law; and

(o) make all other determinations necessary or advisable in connection with the administration of this Plan.

12.2 Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided that each such officer is a member of the Board.

12.3 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

12.4 Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

13. EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.

13.1 Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

13.2 Term of Plan. Unless earlier terminated as provided herein, this Plan will automatically terminate ten (10) years after the Effective Date.

13.3 Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options or SARs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

14. DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.

“Acquisition,” for purposes of Section 11, means:

(a) any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;

(b) a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or

(c) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company (an “Acquisition by Sale of Assets”).

“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (a) Participant’s unauthorized misuse of the Company or a Parent or Subsidiary of the Company’s trade secrets or proprietary information, (b) Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (c) Participant’s committing an act of fraud against the Company or a Parent or Subsidiary of the Company or (d) Participant’s gross negligence or willful misconduct in the performance of his or her duties that has had or will have a material adverse effect on the Company or Parent or Subsidiary of the Company’ reputation or business.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Company” means Applovin Corporation, or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which a holder of an Option may purchase Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Class A Common Stock determined as follows:

(a) if such Class A Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b) if such Class A Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

(c) if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.

“Other Combination” for purposes of Section 11 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.

“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).

“Participant” means a person who receives an Award under this Plan.

“Plan” means this 2011 Equity Incentive Plan and any addendum or subplan hereto adopted by the Board, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.

“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.

“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.

“Rule 701” means Rule 701 et seq. promulgated by the Commission under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Section 25102(o)” means Section 25102(o) of the California Corporations Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Class A Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2.2 and 11 hereof, and any successor security.

“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.

“Subsidiary” means, at the relevant date of determination, any companies of which actual or de facto voting power is held, directly or indirectly, by the Company by way of equity ownership or contractual arrangements or otherwise.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of any leave of absence approved by the Company. In the case of any Participant on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

* * * * * * * * * * *

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

Japan Addendum

1. Purpose and Eligibility

The purpose of this addendum (this “Japan Addendum”) to the 2011 Equity Incentive Plan (the “Plan”) of Applovin Corporation (the “Company”) is to enable the Company to grant Options and/or RSUs to certain employees, directors, statutory accounting advisors, statutory auditors or executive officers under Japanese law, only of the Company and its wholly owned direct subsidiaries or wholly owned direct subsidiaries of the Company’s wholly owned direct subsidiaries, who are based in Japan, in each case, solely to the extent the same are otherwise eligible to participate in the Plan. Any person to whom an Option or an RSU has been granted under the Japan Addendum is a “Participant” for the purposes of the Plan.

2. Definitions

Definitions are as contained in the Plan.

3. Terms

Options and RSUs granted pursuant to the Japan Addendum shall be governed by the terms of the Plan, subject to any such amendments set out below, and as are necessary to give effect to Section 1 of the Japan Addendum, and by the terms of the individual Award Agreement entered into between the Company and the Participant.

4. Exercise Price of Options

The Exercise Price of an Option shall be determined by the Committee and shall be determined and notified to the Optionee at the date of grant of the Option.

5. Non-Transferability of Options and RSUs

Neither Options nor RSUs may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, other than by will or by the laws of descent and distribution.

Adopted by the Company’s board of directors on October 23, 2019.

OPTION GRANT NO.

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Class A Common Stock (the “Class A Common Stock”) of Applovin Corporation (the “Company”), pursuant to the Company’s 2011 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”).

Optionee:

Maximum Number of Shares Subject to this Option (the “Shares”):

Exercise Price Per Share:	$___ per share

Date of Grant:

Vesting Start Date:

Exercise Schedule:	This Option is immediately exercisable for all of the Shares, subject to the terms of the Stock Option Agreement.

Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option: (Check Only One Box):	☐ Incentive Stock Option (To the fullest extent permitted by the Code) ☒ Nonqualified Stock Option. (If neither box is checked, this Option is a Nonqualified Stock Option).

Vesting Schedule: For so long as Optionee continuously provides services to the Company (or any Subsidiary or Parent of the Company) as an employee, officer, director, contractor or consultant, this Option will vest with respect to the Shares as follows: (a) this Option will become vested with respect to 1/12th of the Shares at the end of the first full month following the Vesting Start Date and (b) thereafter, this Option will become vested with respect to an additional 1/12th of the Shares at the end of each successive full month.

General; Agreement: By their signatures below, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By signing below, Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

APPLOVIN CORPORATION

By /Signature:		Optionee Signature:

Typed Name:	Maggie Jin	Optionee’s Name:
Title:	Chief Financial Officer

ATTACHMENTS: Exhibit A – Stock Option Agreement

Exhibit A

Stock Option Agreement

EXHIBIT A

EARLY EXERCISE FORM

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Applovin Corporation (the “Company”), and the optionee named on the Grant Notice (the “Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2011 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.

1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Class A Common Stock of the Company (the “Class A Common Stock”) set forth in the Grant Notice as the Shares (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an incentive stock option (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.

2. EXERCISE PERIOD.

2.1. Exercise Period of Option. Subject to the conditions set forth in this Agreement, all or part of this Option may be exercised at any time after the Date of Grant. Shares purchased by exercising this Option may be subject to the Repurchase Option as set forth in Section 7 below. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

2.2. Vesting of Option Shares. Shares with respect to which this Option is vested at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.3. Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.

3. TERMINATION.

3.1. Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).

3.2. Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after Optionee’s Termination Date when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after Optionee’s Termination Date when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3. Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

3.4. No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1. Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option, (iv) any other agreements required by the Company and (v) Optionee’s obligation to execute and deliver certain Stock Powers and Assignments Separate from Stock Certificate to the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

4.2. Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

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4.3. Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

(a) by cancellation of indebtedness of the Company owed to Optionee;

(b) by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;

(c) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(d) provided that a public market for the Common Stock exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(e) by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.

4.4. Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Class A Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

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6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7. COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. If Optionee is Terminated for any reason, or no reason, including without limitation, Optionee’s death, Disability, voluntary resignation or termination by the Company with or without Cause and Optionee has acquired Unvested Shares by exercising this Option, then the Company and/or its assignee(s) shall have the option to repurchase all or a portion of the Optionee’s Unvested Shares (as defined in Section 2.2 of this Agreement) as of the Termination Date on the terms and conditions set forth in this Section 7 (the “Repurchase Option”).

7.1. Termination and Termination Date. In case of any dispute as to whether Optionee is Terminated, the Committee shall have discretion to determine whether Optionee has been Terminated and the effective date of such Termination (the “Termination Date”).

7.2. Exercise of Repurchase Option. Subject to the foregoing provisions of this Section, at any time within ninety (90) days after the Optionee’s Termination Date, the Company and/or its assignee(s), may elect to repurchase any or all the Optionee’s Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.

7.3. Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee’s personal representative as the case may be) the Unvested Shares at the Optionee’s Exercise Price, as such may be proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).

7.4. Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Optionee to the Company and/or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 7.2.

7.5. Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Optionee’s employment or other relationship with Company (or any Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

8. RESTRICTIONS ON TRANSFER.

8.1. Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:

(a) Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and

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(d) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.

8.2. Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Repurchase Option or the Right of First Refusal described below, except as permitted by this Agreement.

8.3. Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) both the Company’s Repurchase Option and the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 9 below, to the same extent such Shares would be so subject if retained by Optionee.

9. MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Class A Common Stock (determined on an as-converted into Class A Common Stock basis), Optionee will not, if requested by the managing underwriter(s) in the initial underwritten sale of Class A Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act (the “IPO”), for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Class A Common Stock or securities convertible into Class A Common Stock, except for: (i) transfers of Shares permitted under Section 10.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 9 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

10. COMPANY’S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred, or pledged by Optionee or made subject to a security interest, pledge or other lien without the Company’s prior written consent, which may be withheld in the Company’s sole and absolute discretion. Before any Vested Shares held by Optionee or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

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10.1. Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.

10.2. Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

10.3. Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

10.4. Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

10.5. Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

10.6. Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger, statutory consolidation of the Company

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with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

10.7. Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Class A Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Class A Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.

10.8. Encumbrances on Vested Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Optionee may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

11. RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or the Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

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12. ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached to the Exercise Agreement (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any) (with the transferee, certificate number, date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

13. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

13.1. Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE REPURCHASE OPTION AND RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(c) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE

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ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE CLASS A COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

13.2. Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

13.3. Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

14. CERTAIN TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

14.1. Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

14.2. Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

14.3. Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. To the extent the Shares were exercised prior to vesting coincident with the filing of an 83(b) Election, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price.

(b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

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(c) Withholding. The Company may be required to withhold from the Optionee’s compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

14.4. Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by Optionee with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within thirty (30) days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to Optionee, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

15. GENERAL PROVISIONS.

15.1. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

15.2. Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.

16. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by facsimile or by express courier. Any notice not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth below the signature lines of this Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: Chief Executive Officer.” Notices by facsimile shall be machine verified as received.

17. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under both the Right of First Refusal and Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

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19. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

20. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

22. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

* * * * *

Attachments:

Annex A: Form of Stock Option Exercise Notice and Agreement

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EXHIBIT A

EARLY EXERCISE FORM

ANNEX A

FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

EARLY EXERCISE FORM

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

*NOTE: You must sign this Notice on Page 3 before submitting it to Applovin Corporation (the “Company”).

OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	«Name»	Social Security Number:

Address:		Employee Number:

OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Option Grant No. «Grant_No»

Date of Grant: «Grant_Date»	Type of Stock Option:

Option Price per Share: «Price»	☒ Nonqualified (NQSO)

Total number of shares of Class A Common Stock of the Company subject to the Option: «Shares»	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Class A Common Stock of the Company for which the Option is now being exercised ________________. (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price Being Paid for the Purchased Shares: $____________

Form of payment enclosed [check all that apply]:

☐ Check for $____________, payable to “Applovin Corporation”

☐ Certificate(s) for ________________ shares of Class A Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company.

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:

23.

Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2011 Equity Incentive Plan, as it may be amended (the “Plan”).

24.

Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares

EARLY EXERCISE FORM

have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.

25.

Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction;” and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

26.

Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

27.

Rights of First Refusal; Repurchase Options; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal, the Company’s Repurchase Option (with respect to unvested Purchased Shares) and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option

28.

Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

29.	Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

30.

Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors (the “Board”), officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from Section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Class A Common Stock at the time the option was granted by the Board. Since shares of the Class A Common Stock are not traded on an established securities market, the determination of their fair

EARLY EXERCISE FORM

market value was made by the Board and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

31.	Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

32.

Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.

IMPORTANT NOTE: UNVESTED PURCHASED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY. PLEASE CONSULT WITH YOUR TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS AFTER THE PURCHASE OF SHARES TO BE EFFECTIVE.

A form of Election under Section 83(b) is attached hereto as Exhibit 1 for reference. Unless an 83(b) election is timely filed with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the purchase price of the unvested Purchased Shares and their fair market value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to you, measured by the excess, if any, of the Fair Market Value of the unvested Purchased Shares at the time they cease to be unvested Purchased Shares, over the purchase price of the unvested Purchased Shares.

The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement and agrees to be bound by its terms

SIGNATURE:	DATE:

Attachments:

Exhibit 1 – Section 83(b) Election Form

[Signature Page to Stock Option Exercise Notice and Agreement]

EARLY EXERCISE FORM

EXHIBIT 1

SECTION 83(b) ELECTION

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income; or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.

The property with respect to which the election is made is described as follows: _______ shares of Class A Common Stock of APPLOVIN CORPORATION, a Delaware corporation (the “Company”) which were transferred upon exercise of an option by Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year _____.

4.

The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at Taxpayer’s original purchase price per share, under certain conditions at the time of Taxpayer’s termination of employment or services.

5.

The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share x _______ shares = $_______ at the time of exercise of the option.

6.	The amount paid for such shares upon exercise of the option was $____ per share x ________ shares = $________.

7.	The Taxpayer has submitted a copy of this statement to the Company.

8.	The amount to include in gross income is $______________. [The result of the amount reported in Item 5 minus the amount reported in Item 6.]

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
«Name»

OPTION GRANT NO.

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee named below (“Optionee”) has been granted an option (this “Option”) to purchase shares of Class A Common Stock (the “Class A Common Stock”) of Applovin Corporation (the “Company”), pursuant to the Company’s 2011 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement attached hereto as Exhibit A, including its annexes (the “Stock Option Agreement”).

Optionee:

Maximum Number of Shares Subject to this Option (the “Shares”):

Exercise Price Per Share:	$____ per share

Date of Grant:

Vesting Start Date:

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.

Expiration Date:	The date ten (10) years after the Date of Grant set forth above, subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option: (Check Only One Box):	☒ Incentive Stock Option (To the fullest extent permitted by the Code) ☐ Nonqualified Stock Option. (If neither box is checked, this Option is a Nonqualified Stock Option).

Vesting Schedule: For so long as Optionee continuously provides services to the Company (or any Subsidiary or Parent of the Company) as an employee, officer, director, contractor or consultant, this Option will vest (that is, become exercisable) with respect to the Shares as follows: (a) prior to the first one (1) year anniversary of the Vesting Start Date this Option will not be vested or exercisable as to any of the Shares; (b) this Option will become vested and exercisable with respect to 1/4th of the Shares on the one (1) year anniversary of the Vesting Start Date; and (c) thereafter, this Option will become vested and exercisable with respect to an additional 1/48th of the Shares at the end of each successive full month after the one (1) year anniversary of the Vesting Start Date.

General; Agreement: By their signatures below, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By signing below, Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

APPLOVIN CORPORATION

By /Signature:		Optionee Signature:
Typed Name:	Maggie Jin	Optionee’s Name:
Title: Chief Financial Officer

ATTACHMENT: Exhibit A – Stock Option Agreement

Exhibit A

Stock Option Agreement

EXHIBIT A

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between Applovin Corporation (the “Company”), and the optionee named on the Grant Notice (the “Optionee”). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2011 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.

1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Class A Common Stock of the Company (the “Class A Common Stock”) set forth in the Grant Notice as the “Shares” (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option in the Grant Notice, this Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.

2. EXERCISE PERIOD.

2.1 Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

2.2 Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.3 Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.

3. TERMINATION.

3.1 Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).

3.2 Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after Optionee’s Termination Date when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after Optionee’s Termination Date when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3 Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1 Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws in connection with any exercise of this Option, (iv) any other agreements required by the Company and (v) Optionee’s obligation to execute and deliver certain Stock Powers and Assignments Separate from Stock Certificate to the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

(a) by cancellation of indebtedness of the Company owed to Optionee;

(b) by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;

(c) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(d) subject to compliance with applicable law and solely in the discretion of the Committee, by exercising as set forth below, provided that a public market for the Company’s Class A Common Stock exists through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price , and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(e) by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.

4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Participant’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Class A Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7. RESTRICTIONS ON TRANSFER.

7.1 Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:

(a) Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable state securities laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable state securities laws have been taken; and

(d) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.

7.2 Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Agreement.

7.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.

8. MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Class A Common Stock (determined on an as-converted into Class A Common Stock basis), Optionee will not, if requested by the managing underwriter(s) in the initial underwritten sale of Class A Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act (the “IPO”), for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Class A Common Stock or securities convertible into Class A Common Stock, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

9. COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.

9.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

9.7 Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Class A Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Class A Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.

9.8 Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.

10. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First

Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

11. ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached to the Exercise Agreement (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any) (with the transferee, certificate number, date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.

12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

12.1 Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(c) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE CLASS A COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

12.2 Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

13. CERTAIN TAX CONSEQUENCES. Set forth below is a brief summary as of the Effective Date of the Plan of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

13.1 Exercise of ISO. If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

13.2 Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

13.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a) Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b) Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

(c) Withholding. The Company may be required to withhold from the Optionee’s compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

14. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not have any of the rights of a shareholder with respect to any Shares unless and until such Shares are issued to Optionee.

15. GENERAL PROVISIONS

15.1 Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

15.2 Entire Agreement. The Plan, the Grant Notice and the Exercise Agreement are each incorporated herein by reference. This Agreement, the Grant Notice, the Plan and the Exercise Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior undertakings and agreements with respect to such subject matter.

16. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by facsimile or by express courier. Any notice not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth below the signature lines of this Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: Chief Executive Officer.” Notices by facsimile shall be machine verified as received.

17. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within Delaware. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

19. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

20. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

22. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

* * * * *

Attachment: Annex A: Form of Stock Option Exercise Notice and Agreement

ANNEX A

FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

APPLOVIN CORPORATION (THE “COMPANY”)

2011 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

*NOTE: You must sign this Notice on Page 3 before submitting it to the Company.

OPTIONEE INFORMATION: Please provide the following information about yourself (“Optionee”):

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Option Grant No.

Date of Grant:		Type of Stock Option:

Option Price per Share:	$	☐ Nonqualified (NQSO)

Total number of shares of Class A Common Stock of the Company subject to the Option:		☒ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Class A Common Stock of the Company for which the Option is now being exercised ________________. (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price Being Paid for the Purchased Shares: $____________

Form of payment enclosed [check all that apply]:

☐ Check for $____________, payable to “APPLOVIN CORPORATION”

☐ Certificate(s) for ________________ shares of Class A Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐ By cancellation of $________________ of indebtedness the Company owes to me.

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:

1.

Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2011 Equity Incentive Plan, as it may be amended (the “Plan”).

2.

Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.

3.

Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

4.

Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

5.

Rights of First Refusal; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.

6.

Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

7.	Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

8.

Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the

Option) are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Class A Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Class A Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

9.	Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

10.

Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.

The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement to agrees to be bound by its terms

SIGNATURE:	DATE:

[Signature Page to Stock Option Exercise Notice and Agreement]

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

ISRAELI APPENDIX

This Israeli Appendix (the “Appendix”) to the 2011 Equity Incentive Plan (as amended from time to time, the “Plan”) of Applovin Corporation (the “Company”) shall apply only to persons who are, or are deemed to be, residents of the State of Israel for Israeli tax purposes.

1.	GENERAL

1.1. The Committee, in its discretion, may grant Awards to eligible Participants and shall determine whether such Awards intended to be 102 Awards or 3(9) Awards. Each Award shall be evidenced by a Grant, which shall expressly identify the Award type, and be in such form and contain such provisions, as the Committee shall from time to time deem appropriate.

1.2. The Plan shall apply to any Awards granted pursuant to this Appendix, provided, that the provisions of this Appendix shall supersede and govern in the case of any inconsistency or conflict, either explicit or implied, arising between the provisions of this Appendix and the Plan.

1.3. Unless otherwise defined in this Appendix, capitalized terms contained herein shall have the same meanings given to them in the Plan.

2.	DEFINITIONS.

2.1. “3(9) Award” means any Award representing a right to purchase Shares granted by the Company to any Participant who is not an Employee pursuant to Section 3(9) of the Ordinance.

2.2. “102 Award” means any Award intended to qualify (as set forth in the Award Agreement) and which qualifies under Section 102, provided it is settled only in Shares.

2.3. “102 Capital Gain Track Award” means any Award granted by the Company to an Employee pursuant to Section 102(b)(2) or (3) (as applicable) of the Ordinance under the capital gain track.

2.4. “102 Non-Trustee Award” means any Award granted by the Company to an Employee pursuant to Section 102(c) of the Ordinance without a Trustee.

2.5. “102 Ordinary Income Track Award” means any Award granted by the Company to an Employee pursuant to Section 102(b)(1) of the Ordinance under the ordinary income track.

2.6. “102 Trustee Awards” means, collectively, 102 Capital Gain Track Awards and 102 Ordinary Income Track Awards.

2.7. “Affiliate” means, for purpose of 102 Trustee Award, an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.8. “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the common stock of the Company are then traded or listed.

2.9. “Controlling Stockholder” means as to such term is defined in Section 32(9) of the Ordinance.

2.10. “Election” as defined in Section 3.2 below.

2.11. “Employee” means an “employee” within the meaning of Section 102(a) of the Ordinance (which as of the date of the adoption of this Appendix means (i) an individual employed by an Israeli company being an Affiliate, and (ii) an individual who is serving and is engaged personally (and not through an entity) as an “office holder” by an Affiliate, excluding any Controlling Stockholder).

2.12. “ITA” means the Israel Tax Authority.

2.13. “Ordinance” means the Israeli Income Tax Ordinance (New Version), 1961, including the Rules and any other regulations, rules, orders or procedures promulgated thereunder, as may be amended or replaced from time to time.

2.14. “Required Holding Period” as defined in Section 3.5.1 below.

2.15. “Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003.

2.16. “Section 102” means Section 102 of the Ordinance.

2.17. “Trust Agreement” means the agreement to be signed between the Company, an Affiliate and the Trustee for the purposes of Section 102.

2.18. “Trustee” means the trustee appointed by the Company’s Board of Directors and/or by the Committee to hold the Awards and approved by the ITA.

2.19. “Withholding Obligations” as defined in Section 5.5 below.

3.	102 AWARDS

3.1. Tracks. Awards granted pursuant to this Section 3 are intended to be granted as either 102 Capital Gain Track Awards or 102 Ordinary Income Track Awards. 102 Trustee Awards shall be granted subject to the special terms and conditions contained in this Section 3 and the general terms and conditions of the Plan, except for any provisions of the Plan applying to Awards under different tax laws or regulations.

3.2. Election of Track. Subject to Applicable Law, the Company may grant only one type of 102 Trustee Award at any given time to all Participants who are to be granted 102 Trustee Awards pursuant to this Appendix, and shall file an election with the ITA regarding the type of 102 Trustee Award it elects to grant before the date of grant of any 102 Trustee Award (the “Election”). Such Election shall also apply to any other securities received by any Participant as a result of holding the 102 Trustee Awards. The Company may change the type of 102 Trustee Award that it elects to grant only after the expiration of at least 12 months from the end of the year in which the first grant was made in accordance with the previous Election, or as otherwise provided by Applicable Law. Any Election shall not prevent the Company from granting 102 Non-Trustee Awards.

3.3. Eligibility for Awards. Subject to Applicable Law, 102 Awards may only be granted to Employees. Such 102 Awards may either be granted to a Trustee or granted under Section 102 without a Trustee.

3.4. 102 Award Grant Date.

3.4.1. Each 102 Award will be deemed granted on the date determined by the Committee, subject to the provisions of the Plan, provided that (i) the Participant has signed all documents required by the Company or pursuant to Applicable Law, and (ii) with respect to any 102 Trustee Award, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA.

3.4.2. Unless otherwise permitted by the Ordinance, any grants of 102 Trustee Awards that are made on or after the date of the adoption of the Plan and this Appendix or an amendment to the Plan or this Appendix, as the case may be, that may become effective only at the expiration of thirty (30) days after the filing of the Plan and this Appendix or any amendment thereof (as the case may be) with the ITA in accordance with the Ordinance shall be conditional upon the expiration of such 30-day period, and such condition shall be read and is incorporated by reference into any corporate resolutions approving such grants and into any Award Agreement evidencing such grants (whether or not explicitly referring to such condition), and the date of grant shall be at the expiration of such 30-day period, whether or not the date of grant indicated therein corresponds with this Section. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in any corporate resolution or Award Agreement.

3.5. 102 Trustee Awards.

3.5.1. Each 102 Trustee Award, each share of Common Stock issued pursuant to the grant, exercise or vesting of any 102 Trustee Award and any rights granted thereunder, shall be allocated or issued to and registered in the name of the Trustee and shall be held in trust or controlled by the Trustee for the benefit of the Participant for the requisite period prescribed by the Ordinance (the “Required Holding Period”). In the event that the requirements under Section 102 to qualify an Award as a 102 Trustee Award are not met, then the Award may be treated as a 102 Non-Trustee Award or 3(9) Award (as determined by the Company), all in accordance with the provisions of the Ordinance. After the expiration of the Required Holding Period, the Trustee may release such 102 Trustee Awards and any such Shares, provided that (i) the Trustee has received an acknowledgment from the ITA that the Participant has paid any applicable taxes due pursuant to the Ordinance, or (ii) the Trustee and/or the Company and/or the Affiliate withhold(s) all applicable taxes and compulsory payments due pursuant to the Ordinance arising from the 102 Trustee Awards and/or any Shares issued upon exercise or (if applicable) vesting of such 102 Trustee Awards. The Trustee shall not release any 102 Trustee Awards or Shares issued upon exercise or (if applicable) vesting thereof prior to the payment in full of the Participant’s tax and compulsory payments arising from such 102 Trustee Awards and/or Shares or the withholding referred to in (ii) above.

3.5.2. Each 102 Trustee Award shall be subject to the relevant terms of the Ordinance, the Rules and any determinations, rulings or approvals issued by the ITA, which shall be deemed an integral part of the 102 Trustee Awards and shall prevail over any term contained in the Plan, this Appendix or the Award Agreement that is not consistent therewith. Any provision of the Ordinance, the Rules and any determinations, rulings or approvals by the ITA not expressly specified in the Plan, this Appendix or Award Agreement that are necessary to receive or maintain any tax benefit pursuant to Section 102 shall be binding on the Participant. The Participant granted a 102 Trustee Award shall comply with the Ordinance and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. The Participant shall execute any and all documents that the Company and/or the Affiliate and/or the Trustee determine from time to time to be necessary in order to comply with the Ordinance and the Rules.

3.5.3. During the Required Holding Period, the Participant shall not release from trust or sell, assign, transfer or give as collateral, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Trustee Award and/or any securities issued or distributed with respect thereto, until the expiration of the Required Holding Period. Notwithstanding the above, if any such sale, release or other action occurs during the Required Holding Period it may result in adverse tax consequences to the Participant under Section 102 and the Rules, which shall apply to and shall be borne solely by such Participant. Subject to the foregoing, the Trustee may, pursuant to a written request from the Participant, but subject to the terms of the Plan and this Appendix, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes and compulsory payments required to be paid upon the release and transfer of the Shares, and confirmation of such payment has been received by the Trustee and the Company, and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, any agreement governing the Shares, the Plan, this Appendix, the Award Agreement and any Applicable Law.

3.5.4. If a 102 Trustee Award is exercised or (if applicable) vested, the Shares issued upon such exercise or (if applicable) vesting shall be issued in the name of the Trustee for the benefit of the Participant.

3.5.5. Upon or after receipt of a 102 Trustee Award, if required, the Participant may be required to sign an undertaking to release the Trustee from any liability with respect to any action or decision duly taken and executed in good faith by the Trustee in relation to the Plan, this Appendix, or any 102 Trustee Awards granted to such Participant hereunder.

3.6. 102 Non-Trustee Awards. The foregoing provisions of this Section 3 relating to 102 Trustee Awards shall not apply with respect to 102 Non-Trustee Awards, which shall, however, be subject to the relevant provisions of Section 102 and the applicable Rules. The Committee may determine that 102 Non-Trustee Awards, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Award and/or any securities issued or distributed with respect thereto, shall be allocated or issued to the Trustee, who shall hold such 102 Non-Trustee Award and all accrued rights thereon (if any) in trust for the benefit of the Participant and/or the Company, as the case may be, until the full payment of tax arising from the 102 Non-Trustee Awards, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Award and/or any securities issued or distributed with respect thereto. The Company may choose, alternatively, to require the Participant to provide the Company with a guarantee or other security, to the satisfaction of each of the Trustee and the Company, until the full payment of the applicable taxes.

3.7. Written Participant Undertaking. With respect to any 102 Trustee Award, as required by Section 102 and the Rules, by virtue of the receipt of such Award, the Participant is deemed to have undertaken and confirmed in writing the following (and such undertaking is deemed incorporated into any documents signed by the Participant in connection with the employment or service of the Participant and/or the grant of such Award). The following written undertaking shall be deemed to apply and relate to all 102 Trustee Awards granted to the Participant, whether under the Plan and this Appendix or other plans maintained by the Company, and whether prior to or after the date hereof:

3.7.1. The Participant shall comply with all terms and conditions set forth in Section 102 with regard to the “Capital Gain Track” or the “Ordinary Income Track”, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;

3.7.2. The Participant is familiar with, and understands the provisions of, Section 102 in general, and the tax arrangement under the “Capital Gain Track” or the “Ordinary Income Track” in particular, and its tax consequences; the Participant agrees that the 102 Trustee Awards and Shares that may be issued upon exercise or (if applicable) vesting of the 102 Trustee Awards (or otherwise in relation to the Awards), will be held by a trustee appointed pursuant to Section 102 for at least the duration of the “Holding Period” (as such term is defined in Section 102) under the “Capital Gain Track” or the “Ordinary Income Track”, as applicable. The Participant understands that any release of such 102 Trustee Awards or Shares from trust, or any sale of the Shares prior to the termination of the Holding Period, as defined above, will result in taxation at the marginal tax rate, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and

3.7.3. The Participant agrees to the trust deed signed between the Company, his employing company and the trustee appointed pursuant to Section 102.

4.	3(9) AWARDS

4.1. Awards granted pursuant to this Section 4 are intended to constitute 3(9) Awards and shall be granted subject to the general terms and conditions of the Plan, except for any provisions of the Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 4 and the other terms of the Plan, this Section 4 shall prevail.

4.2. To the extent required by the Ordinance or the ITA or otherwise deemed by the Committee to be advisable, the 3(9) Awards and/or any Shares or other securities issued or distributed with respect thereto granted pursuant to the Plan and this Appendix shall be issued to a trustee nominated by the Committee in accordance with the provisions of the Ordinance. In such event, the trustee shall hold such Awards and/or any Shares or other securities issued or distributed with respect thereto in trust, until exercised by the Participant or (if applicable) vested, and the full payment of tax arising therefrom, pursuant to the Company’s instructions from time to time as set forth in a trust agreement, which will have been entered into between the Company and the trustee. If determined by the Committee, and subject to such trust agreement, the Trustee shall be responsible for withholding any taxes to which a Participant may become liable upon issuance of Shares, whether due to the exercise or (if applicable) vesting of Awards.

4.3. Shares pursuant to a 3(9) Award shall not be issued, unless the Participant delivers to the Company payment in cash or by bank check or such other form acceptable to the Committee of all withholding taxes due, if any, on account of the Participant acquiring Shares under the Award or the Participant provides other assurance satisfactory to the Committee of the payment of those withholding taxes.

5.	AGREEMENT REGARDING TAXES; DISCLAIMER

5.1. If the Committee shall so require, as a condition of exercise of an Award or the release of Shares by the Trustee, a Participant shall agree that, no later than the date of such occurrence, the Participant will pay to the Company (or the Trustee, as applicable) or make arrangements satisfactory to the Committee and the Trustee (if applicable) regarding payment of any applicable taxes and compulsory payments of any kind required by Applicable Law to be withheld or paid.

5.2. TAX LIABILITY. ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY AWARDS OR THE EXERCISE THEREOF, THE SALE OR DISPOSITION OF ANY SHARES GRANTED HEREUNDER OR ISSUED UPON EXERCISE OR (IF APPLICABLE) VESTING OF ANY AWARD, THE ASSUMPTION, SUBSTITUTION, CANCELLATION OR PAYMENT IN LIEU OF AWARDS OR FROM ANY OTHER ACTION IN CONNECTION WITH THE FOREGOING (INCLUDING WITHOUT LIMITATION ANY TAXES AND COMPULSORY PAYMENTS, SUCH AS SOCIAL SECURITY OR HEALTH TAX PAYABLE BY THE PARTICIPANT OR THE COMPANY IN CONNECTION THEREWITH) SHALL BE BORNE AND PAID SOLELY BY THE PARTICIPANT, AND THE PARTICIPANT SHALL INDEMNIFY THE COMPANY, THE AFFILIATE AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PAYMENT OR ANY PENALTY, INTEREST OR INDEXATION THEREON. EACH PARTICIPANT AGREES TO, AND UNDERTAKES TO COMPLY WITH, ANY RULING, SETTLEMENT, CLOSING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT WITH ANY TAX AUTHORITY IN CONNECTION WITH THE FOREGOING WHICH IS APPROVED BY THE COMPANY.

5.3. NO TAX ADVICE. THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING, EXERCISING OR DISPOSING OF AWARDS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT.

5.4. TAX TREATMENT. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS EVENTUALLY TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY DESIGNATION OF AWARDS OR TAX

QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY DOES NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENTS OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. NO ASSURANCE IS MADE BY THE COMPANY OR THE AFFILIATE THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WILL QUALIFY AT THE TIME OF EXERCISE OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND THE AFFILIATE SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS WHETHER THE COMPANY COULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE PARTICIPANT. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITY, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. IF THE AWARDS DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT IT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE PARTICIPANT.

5.5. The Company or the Affiliate may take such action as it may deem necessary or appropriate, in its discretion, for the purpose of or in connection with withholding of any taxes and compulsory payments which the Trustee, the Company or the Affiliate is required by any Applicable Law to withhold in connection with any Awards (collectively, “Withholding Obligations”). Such actions may include (i) requiring Participants to remit to the Company in cash an amount sufficient to satisfy such Withholding Obligations and any other taxes and compulsory payments, payable by the Company in connection with the Award or the exercise or (if applicable) vesting thereof; (ii) subject to Applicable Law, allowing the Participants to provide Shares, in an amount that at such time, reflects a value that the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding Shares otherwise issuable upon the exercise of an Award at a value which is determined by the Committee to be sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing. The Company shall not be obligated to allow the exercise of any Award by or on behalf of a Participant until all tax consequences arising from the exercise of such Award are resolved in a manner acceptable to the Company.

5.6. Each Participant shall notify the Company in writing promptly and in any event within ten (10) days after the date on which such Participant first obtains knowledge of any tax bureau inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted or received hereunder or Shares issued thereunder and shall continuously inform the Company of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Company and its representatives to participate in any proceedings and discussions concerning such matters. Upon request, a Participant shall provide to the Company any information or document relating to any matter described in the preceding sentence, which the Company, in its discretion, requires.

5.7. With respect to 102 Non-Trustee Awards, if the Participant ceases to be employed by the Company or any Affiliate, the Participant shall extend to the Company and/or the Affiliate with whom the Participant is employed a security or guarantee for the payment of taxes due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the Rules.

6.	RIGHTS AND OBLIGATIONS AS A STOCKHOLDER

6.1. A Participant shall have no rights as a stockholder of the Company with respect to any Shares covered by an Award until the Participant exercises the Award, pays the exercise price therefor and becomes the record holder of the subject Shares. In the case of 102 Awards or 3(9) Awards (if such

Awards are being held by a Trustee), the Trustee shall have no rights as a stockholder of the Company with respect to the Shares covered by such Award until the Trustee becomes the record holder for such Common Stock for the Participant’s benefit, and the Participant shall not be deemed to be a stockholder and shall have no rights as a stockholder of the Company with respect to the Shares covered by the Award until the date of the release of such Shares from the Trustee to the Participant and the transfer of record ownership of such Shares to the Participant (provided however that the Participant shall be entitled to receive from the Trustee any cash dividend or distribution made on account of the Shares held by the Trustee for such Participant’s benefit, subject to any tax withholding and compulsory payment). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date on which the Participant or Trustee (as applicable) becomes the record holder of the Shares covered by an Award, except as provided in the Plan.

6.2. With respect to Shares issued upon the exercise or (if applicable) vesting of Awards hereunder, any and all voting rights attached to such Common Stock shall be subject to the provisions of the Plan, and the Participant shall be entitled to receive dividends distributed with respect to such Shares, subject to the provisions of the Company’s Certificate of Incorporation, as amended from time to time, and subject to any Applicable Law.

6.3. The Company may, but shall not be obligated to, register or qualify the sale of Shares under any applicable securities law or any other Applicable Law.

6.4. Shares issued pursuant to an Award shall be subject to the Company’s Certificate of Incorporation, any limitation, restriction or obligation applicable to stockholders included in any stockholders agreement applicable to all or substantially all of the holders of Shares (regardless of whether or not the Participant is a formal party to such stockholders agreement), any other governing documents of the Company, and all policies, manuals and internal regulations adopted by the Company from time to time, in each case, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of Shares (such as, but not limited to, right of first refusal and lock up/market stand-off) or grant of any rights with respect thereto, forced sale and bring along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Company to be appropriate in order to ensure compliance with Applicable Laws. Each Participant shall execute such separate agreement(s) as may be requested by the Company relating to matters set forth in this Section 6.4. The execution of such separate agreement(s) may be a condition by the Company to the exercise of any Award.

7.	GOVERNING LAW

7.1. This Appendix shall be governed by, construed and enforced in accordance with the laws of the State of California, without reference to conflicts of law principles, except that applicable Israeli laws, rules and regulations (as amended) shall apply to any mandatory tax matters arising hereunder.

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NOTICE OF STOCK OPTION GRANT

FOR INTERNATIONAL OPTIONEES

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

The Optionee named below ([                ]) has been granted an option (this “Option”) to purchase shares of Class A Common Stock (the “Common Stock”) of AppLovin Corporation, a Delaware corporation (the “Company”), pursuant to the Company’s 2011 Equity Incentive Plan, as amended from time to time (the “Plan”) on the terms, and subject to the conditions, described below and in the Stock Option Agreement and its Addendum attached hereto as Exhibit A (the “Stock Option Agreement”).

Optionee:

Maximum Number of Shares Subject to this Option (the “Shares”):

Exercise Price Per Share:	$[ ] per share

Date of Grant:

Vesting Start Date:	«Vesting_Start_Date»

Exercise Schedule:	This Option will become exercisable during its term with respect to portions of the Shares in accordance with the Vesting Schedule set forth below.

Expiration Date:	[ ], subject to earlier expiration in the event of Termination as provided in Section 3 of the Stock Option Agreement.

Tax Status of Option: (Check Only One Box):	☐ Incentive Stock Option (To the fullest extent permitted by the Code) ☒ Nonqualified Stock Option. (If neither box is checked, this Option is a Nonqualified Stock Option).

Vesting Schedule: For so long as Optionee continuously provides services to the Company (or any Subsidiary or Parent of the Company) as an employee, officer, director, contractor or consultant, this Option will vest (that is, become exercisable) with respect to the Shares as follows: (a) prior to the first one (1) year anniversary of the Vesting Start Date this Option will not be vested or exercisable as to any of the Shares; (b) this Option will become vested and exercisable with respect to 1/4th of the Shares on the one (1) year anniversary of the Vesting Start Date; and (c) thereafter, this Option will become vested and exercisable with respect to an additional 1/48th of the Shares when Optionee completes each month of continuous service following the first one (1) year anniversary of the Vesting Start Date.

Exercise Schedule: ☒ Same as Vesting Schedule

Additional Terms: The additional terms and conditions set forth in the Addendum attached hereto are applicable and are incorporated herein by reference.

General: By their signatures below, Optionee and the Company agree that this Option is granted under and governed by this Notice of Stock Option Grant (this “Grant Notice”) and by the provisions of the Plan and the Stock Option Agreement. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings given to them in the Plan or in the Stock Option Agreement, as applicable. By signing below, Optionee acknowledges receipt of a copy of this Grant Notice, the Plan and the Stock Option Agreement, represents that Optionee has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their respective terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

This Grant Notice may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party. Additionally, this Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or such other means of electronic delivery specified by the Company.

Execution and Delivery: This Grant Notice may be executed and delivered electronically whether via the Company’s intranet or the Internet site of a third party or via email or any other means of electronic delivery specified by the Company. By Optionee’s acceptance hereof (whether written, electronic or otherwise), Optionee agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Optionee accepts the electronic delivery of any documents that the Company (or any third party the Company may designate), may deliver in connection with this grant (including the Plan, this Grant Notice, the Stock Option Agreement, the information described in Rules 701(e)(2), (3), (4) and (5) under the Securities Act (the “701 Disclosures”), account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company.

APPLOVIN CORPORATION:	OPTIONEE:

Signature:		Signature:

Name:	Herald Chen	Name:

Title:	Chief Financial Officer	Address:

Address:	849 High Street	Email:

Palo Alto, California 94301

Fax Number:

Country of Residence:

ATTACHMENTS:

Exhibit A – Stock Option Agreement (including Addendum)

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Exhibit A

Stock Option Agreement

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

(Option Vests)

FOR INTERNATIONAL OPTIONEES

This Stock Option Agreement (this “Agreement”) is made and entered into as of the date of grant (the “Date of Grant”) set forth on the Notice of Stock Option Grant attached as the facing page to this Agreement (the “Grant Notice”) by and between AppLovin Corporation, a Delaware corporation (the “Company”), and the optionee named on the Grant Notice (the Chen Sheng). Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Company’s 2011 Equity Incentive Plan, as amended from time to time (the “Plan”), or in the Grant Notice, as applicable.

1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Class A Common Stock of the Company (the “Common Stock”) set forth in the Grant Notice as the “Shares” (the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan. If designated as an Incentive Stock Option for U.S. tax purposes in the Grant Notice, this Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), except that if on the Date of Grant Optionee is not subject to U.S. income tax, then this Option shall be a NQSO.

2. EXERCISE PERIOD.

2.1 Exercise Period of Option. This Option is considered to be “vested” with respect to any particular Shares when this Option is exercisable with respect to such Shares. This Option will become vested during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

2.2 Vesting of Option Shares. Shares with respect to which this Option is vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares with respect to which this Option is not vested and exercisable at a given time pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.3 Expiration. The Option shall expire on the Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below.

3. TERMINATION.

3.1 Termination for Any Reason Except Death, Disability or Cause. Except as provided in subsection 3.2 in a case in which Optionee dies within three (3) months after Optionee is Terminated other than for Cause, if Optionee is Terminated for any reason (other than Optionee’s death or Disability or for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee no later than three (3) months after Optionee’s Termination Date (but in no event may this Option be exercised after the Expiration Date).

3.2 Termination Because of Death or Disability. If Optionee is Terminated because of Optionee’s death or Disability (or if Optionee dies within three (3) months of the date of Optionee’s Termination for any reason other than for Cause), then (a) on and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date and (b) this Option, to the extent (and only to the extent) that it is exercisable with respect to Vested Shares on Optionee’s Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than twelve (12) months after Optionee’s Termination Date, but in no event later than the Expiration Date. Any exercise of this Option beyond (i) three (3) months after the date Optionee ceases to be an employee when Optionee’s Termination is for any reason other than Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the date Optionee ceases to be an employee when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3 Termination for Cause. If Optionee is Terminated for Cause, then Optionee may exercise this Option, but only with respect to any Shares that are Vested Shares on Optionee’s Termination Date, and this Option shall expire on Optionee’s Termination Date, or at such later time and on such conditions as may be affirmatively determined by the Committee. On and after Optionee’s Termination Date, this Option shall expire immediately with respect to any Shares that are Unvested Shares and may not be exercised with respect to any Shares that are Unvested Shares on Optionee’s Termination Date.

3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4. MANNER OF EXERCISE.

4.1 Stock Option Exercise Notice and Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Stock Option Exercise Notice and Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the “Exercise Agreement”) and payment for the shares being purchased in accordance with this Agreement. The Exercise Agreement shall set forth, among other things, (i) Optionee’s election to exercise this Option, (ii) the number of Shares being purchased, (iii) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities and exchange laws in connection with any exercise of this Option, (iv) any other agreements required by the Company and (v) Optionee’s obligation to execute and deliver certain Stock Powers and Assignments Separate from Stock Certificate to the Company. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise this Option and such person shall be subject to all of the restrictions contained herein as if such person were Optionee.

4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable foreign, federal and state securities and exchange laws, as they are in effect on the date of exercise.

4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check or wire transfer) (in any case, in U.S. dollars), or where permitted by law:

(a) by cancellation of indebtedness of the Company owed to Optionee;

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(b) by surrender of shares of the Company that are free and clear of all security interests, pledges, liens, claims or encumbrances and: (i) for which the Company has received “full payment of the purchase price” within the meaning of U.S. Securities and Exchange Commission (“SEC”) Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Optionee in the public market;

(c) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(d) provided that a public market for the Common Stock exists and subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price , and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(e) by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.

4.4 Tax Withholding; Conditions to Exercise. Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable foreign, federal, state and local income tax, social insurance, payroll tax, fringe benefits tax, payment on account, withholding and other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee, including, as applicable, obligations of the Company (all the foregoing tax-related items, “Tax-Related Items”). If the Optionee’s country of residence set forth on the Grant Notice is located in the United States and the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; or to arrange a mandatory “sell to cover” on Optionee’s behalf (without further authorization); but in no event will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. In case of stock withholding or a sell to cover, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares issuable upon a valid exercise of this Option registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5. COMPLIANCE WITH LAWS AND REGULATIONS.

5.1 General. The Plan and this Agreement are intended to comply with Section 25102(o) and Rule 701. Any provision of this Agreement that is inconsistent with Section 25102(o) or Rule 701 shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 25102(o) and/or Rule 701. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of foreign, federal and state securities and exchange laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed at the time of such issuance or transfer.

Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

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5.2 Non-U.S. Optionees; Regulation S. If Optionee’s country of residence set forth on the Grant Notice is other than the United States, Optionee makes the following additional representations, warranties and agreements:

(a) Optionee is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to such Optionee was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Optionee is not acquiring the Shares for the account or benefit of any U.S. Person;

(b) Optionee will not, during the Restricted Period applicable to the Shares included in the legend set forth in Section 13.3(b) below (the “Restricted Period”) and on any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and

(c) Optionee will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.

(d) Optionee acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of this Agreement, the Plan or any of the restrictions set forth herein or therein.

6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to a testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor) or a revocable trust, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7. RESTRICTIONS ON TRANSFER.

7.1 Disposition of Shares. Optionee hereby agrees that Optionee shall make no disposition of any of the Shares (other than as permitted by this Agreement) unless and until:

(a) Optionee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Shares;

(c) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or under any applicable securities and exchange laws or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) or applicable securities and exchange laws have been taken; and

(d) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of

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any transfer restrictions applicable to the Shares pursuant to the provisions of the regulations promulgated under Section 25102(o), Rule 701 or under any other applicable securities laws or adversely affect the Company’s ability to rely on the exemption(s) from registration under the Securities Act or under any other applicable securities and exchange laws for the grant of the Option, the issuance of Shares thereunder or any other issuance of securities under the Plan.

7.2 Restriction on Transfer. Optionee shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Agreement.

7.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 8 below, to the same extent such Shares would be so subject if retained by Optionee.

8. MARKET STANDOFF AGREEMENT. Optionee agrees that, subject to any early release provisions that apply pro rata to stockholders of the Company according to their holdings of Class A Common Stock (determined on an as-converted into Class A Common Stock basis), Optionee will not, if requested by the managing underwriter(s) in the initial underwritten sale of Class A Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act (the “IPO”), for a period of up to one hundred eighty (180) days (plus up to an additional thirty five (35) days to the extent reasonably requested by the Company or such underwriter(s) to accommodate regulatory restrictions on the publication or other distribution of research reports or earnings releases by the Company, including NASD and NYSE rules) following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Class A Common Stock or securities convertible into Class A Common Stock, except for: (i) transfers of Shares permitted under Section 9.6 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Section 8 as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Section shall only apply to the IPO. The restricted period shall in any event terminate two (2) years after the closing date of the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Optionee further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Section shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

9. COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee of Shares (either, sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

9.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration (in any case, denominated in U.S. dollars) for which the Holder proposes to transfer the Offered Shares (the “Offered Price”) and (v) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Agreement.

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9.2 Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

9.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) then the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Committee. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Committee (and denominated in U.S. dollars), will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

9.4 Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

9.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within ninety (90) days after the date of the Notice, (ii) any such sale or other transfer is effected in compliance with all applicable securities and exchange laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such ninety (90) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

9.6 Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Optionee’s lifetime by gift or on Optionee’s death by will or intestacy to any member(s) of Optionee’s “Immediate Family” (as defined below) or to a trust for the benefit of Optionee and/or member(s) of Optionee’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger, statutory consolidation of the Company with or into another corporation or corporations or a conversion of the Company into another form of legal entity (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation or the resulting entity of such conversion shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation or conversion expressly otherwise provides) or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Optionee’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Optionee or Optionee’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein.

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As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not Optionee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

9.7 Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares: (i) on the effective date of the first sale of Class A Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Class A Common Stock pursuant to a business combination or an employee incentive or benefit plan); (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act; or (iii) on any transfer or conversion of Shares made pursuant to a statutory conversion of the Company into another form of legal entity if the common equity (or comparable equity security) of entity resulting from such conversion is registered under the Exchange Act.

9.8 Encumbrances on Shares. Optionee may grant a lien or security interest in, or pledge, hypothecate or encumber Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not adversely affect or impair the Right of First Refusal or the rights of the Company and/or its assignee(s) with respect thereto and will not apply to such Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Shares in the hands of such party and any transferee of such party.

10. RIGHTS AS A STOCKHOLDER. Optionee shall not have any of the rights of a stockholder with respect to any Shares unless and until such Shares are issued to Optionee. Subject to the terms and conditions of this Agreement, Optionee will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Optionee pursuant to, and in accordance with, the terms of the Exercise Agreement until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Optionee will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

11. ESCROW. As security for Optionee’s faithful performance of this Agreement, Optionee agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached to the Exercise Agreement (the “Stock Powers”), both executed by Purchaser (and Purchaser’s spouse, if any) (with the transferee, certificate number, date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Optionee and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported

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to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement and will not be liable for any act or omission taken by Escrow Holder in good faith reliance on such documents, the advice of counsel or a court order. The Shares will be released from escrow upon termination of the Right of First Refusal.

12. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

12.1 Legends. Optionee understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by foreign, federal or state securities or exchange laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Optionee and the Company, or any agreement between Optionee and any third party (and any other legend(s) that the Company may become obligated to place on the stock certificate(s) evidencing the Shares under the terms of any agreement to which the Company is or may become bound or obligated):

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON RESALE AND TRANSFER, INCLUDING THE RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS (AND POSSIBLY LONGER) AFTER THE EFFECTIVE DATE OF CERTAIN PUBLIC OFFERINGS OF THE CLASS A COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

12.2 U.S. Optionees. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Grant Notice is the United States, then the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

12.3 Non-U.S. Optionees; Regulation S. Optionee understands and agrees that, if Optionee’s country of residence set forth on the Grant Notice is other than the United States, the certificates evidencing the Shares will bear the legend set forth in below or similar legends:

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM.

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(b) PRIOR TO A DATE THAT IS ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(K) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES, PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

(c) A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT, PRIOR TO ONE YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(K) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

12.4 Stop-Transfer Instructions. Optionee agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.5 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

13. TAX CONSEQUENCES. Optionee should consult a tax adviser for tax consequences relating to this Option in the jurisdiction(s) in which Optionee is subject to tax. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

13.1 Notice of Disqualifying Disposition of ISO Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the Grant Date and (ii) one year after the exercise date, Optionee will immediately notify the Company in writing of such disposition.

13.2 Responsibility for Taxes. Regardless of any action the Company or, if different, Optionee’s actual employer (the “Employer”) takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due from Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends, and (2) do not commit to structure the terms of the grant or

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any aspect of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Optionee acknowledges that if Optionee is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

14. GENERAL PROVISIONS.

14.1 Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

14.2 Entire Agreement. The Plan, the Grant Notice, the Addendum and the Exercise Agreement are incorporated herein by reference. This Agreement, the Grant Notice, the Addendum and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

14.3 Country-Specific Terms and Conditions. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Addendum attached hereto if Optionee’s country is other than the United States, including the special terms and conditions set forth beneath the name of such country on the Addendum (if any). Moreover, if Optionee relocates to a country other than the United States, the special terms and conditions set forth in the Addendum, including the special terms and conditions set forth beneath the name of such country on the Addendum (if any), will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes an integral part of this Agreement to the extent applicable to Optionee from time to time.

15. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time an electronic confirmation of receipt is received, if delivery is by email; (iii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iv) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (v) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier. Any notice not delivered personally or by email will be sent with postage and/or other charges prepaid and properly addressed to the Optionee at the last known address or facsimile number on the books of the Company, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto or, in the case of the Company, to it at its principal place of business. Notices to the Company will be marked “Attention: Chief Financial Officer.” Notices by facsimile shall be machine verified as received.

16. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, as such laws are applied to agreements between Delaware

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residents entered into and to be performed entirely within Delaware,. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

18. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

19. TITLES AND HEADINGS. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

21. SEVERABILITY. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

Attachments:

Annex A: Form of Stock Option Exercise Notice and Agreement

Addendum: Country-Specific Terms and Conditions

*********

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ANNEX A

FORM OF STOCK OPTION EXERCISE NOTICE AND AGREEMENT

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

(Option Vests)

FOR INTERNATIONAL OPTIONEES

APPLOVIN CORPORATION

2011 EQUITY INCENTIVE PLAN

You must sign this Notice and Agreement on the last page before submitting it to the Company.

Please provide the following information about yourself ([                    ]):

Name:	Social Security Number:
Address:	Employee Number:

OPTION INFORMATION: Please provide this information on the option being exercised (the “Option”):

Option Grant No.

Date of Grant:	[ ]	Type of Stock Option:

Option Price per Share:	$[ ] per share	☒ Nonqualified (NQSO)

Total number of shares of Class A Common Stock of the Company subject to the Option:	[ ]	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Class A Common Stock of the Company for which the Option is now being exercised                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price Being Paid for the Purchased Shares: $

Form of payment enclosed [check all that apply], availability of which is subject to the Addendum for Country-Specific Terms and Conditions attached to the Stock Option Agreement for Optionee’s country:

☐	Check for $ , payable to “APPLOVIN CORPORATION”

☐	Certificate(s) for shares of Class A Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	By cancellation of $ of indebtedness the Company owes to me.

AGREEMENTS, REPRESENTATIONS AND ACKNOWLEDGMENTS OF OPTIONEE: By signing this Stock Option Exercise Notice and Agreement, Optionee hereby agrees with, and represents to, the Company as follows:

1.

Terms Governing. I acknowledge and agree with the Company that I am acquiring the Purchased Shares by exercise of this Option subject to all other terms and conditions of the Notice of Stock Option Grant and the Stock Option Agreement that govern the Option, including without limitation the terms of the Company’s 2011 Equity Incentive Plan, as it may be amended (the “Plan”).

2.

Investment Intent; Securities Law Restrictions. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption from such registration requirement and that the Purchased Shares must be held by me indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required. I acknowledge that the Company is under no obligation to register the Purchased Shares under the Securities Act or under any other securities law.

3.

Restrictions on Transfer: Rule 144. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder (including Rule 144 under the Securities Act described below “Rule 144”)) or of any other applicable securities laws. I am aware of Rule 144, which permits limited public resales of securities acquired in a non-public offering, subject to satisfaction of certain conditions, which include (without limitation) that: (a) certain current public information about the Company is available; (b) the resale occurs only after the holding period required by Rule 144 has been met; (c) the sale occurs through an unsolicited “broker’s transaction”; and (d) the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

4.

Access to Information; Understanding of Risk in Investment. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares. I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

5.

Rights of First Refusal; Market Stand-off. I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off covenants (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and the Stock Option Agreement that govern the Option.

6.

Form of Ownership. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership of the Purchased Shares that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that is not an eligible revocable trust, I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

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7.	Investigation of Tax Consequences. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

8.

Other Tax Matters. I agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options (including the Option) are exempt from Section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Class A Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Class A Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors and/or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

9.	Spouse Consent. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

10.

Tax Withholding. As a condition of exercising this Option, I agree to make adequate provision for foreign, federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of the Purchased Shares, whether by withholding, direct payment to the Company, or otherwise.

The undersigned hereby executes and delivers this Stock Option Exercise Notice and Agreement to agrees to be bound by its terms

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Stock Option Exercise Agreement to be executed by its duly authorized representative, and Purchaser has executed this Stock Option Exercise Agreement, as of the Effective Date indicated above.

APPLOVIN CORPORATION:	PURCHASER:

Signature:		Signature:

Name:	Herald Chen	Name:

Title:	Chief Financial Officer	Address:

Address:	849 High Street	Email:

Palo Alto, California 94301

Fax Number:

Country of Residence:

List of Exhibits

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:	Copy of Purchaser’s Check

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EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No.                      dated as of                 ,     , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                     ,                     shares of the Common Stock of AppLovin Corporation, a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                      delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:                 ,

PURCHASER

(Signature)

[ ]

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Right of First Refusal” set forth in the Exercise Agreement without requiring additional signatures on the part of the Purchaser.

EXHIBIT 2

COPY OF PURCHASER’S CHECK

ADDENDUM

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR NON-U.S. OPTIONEES

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Addendum is attached.

If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant position, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee. References to Optionee’s Employer shall include any entity that engages Optionee’s services.

In accepting this Option, Optionee acknowledges, understands and agrees to the following:

1. Data Privacy Information and Consent. The Company is located at 849 High Street, Palo Alto, California 94301, United States, and grants awards to employees of the Company and its Parent and Subsidiaries, at the Company’s sole discretion. If Optionee would like to participate in the Plan, please review the following information about the Company’s data processing practices.

1.1. Data Collection and Usage. The Company or, if different, Optionee’s employer (the “Employer”), and its Subsidiaries, Parent or affiliates collect, process, transfer and use personal data about Plan participants that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality and citizenship, job title, any shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in Optionee’s favor and any other personal information that could identify Optionee (collectively, without limitation, “Data”), which the Company receives from Optionee or the Employer. If the Company offers Optionee an award under the Plan, then the Company will collect Optionee’s Data for purposes of allocating stock and implementing, administering and managing the Plan and will process such Data in accordance with the Company’s then-current data privacy policies, which are made available to Optionee upon commencing employment and also available upon request.

1.2. Stock Plan Administration Service Providers. The Company transfers Data to an independent stock-plan administrator and other third parties based in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share Optionee’s Data with another company that serves in a similar manner. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. The Company’s service provider may open an account for Optionee to receive Shares. Optionee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to Optionee’s ability to participate in the Plan. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan.

1.3. Data Retention. The Company will use Optionee’s Data only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and security laws. When the Company no longer needs Optionee’s Data, which will generally be seven (7) years after Optionee is granted awards under the Plan, the Company will remove it from its systems. If the Company keeps Optionee’s Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations. Optionee understands that Optionee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative.

1.4. Consent; Voluntariness and Consequences of Denial or Withdrawal. Where permitted by applicable local law in the country where Optionee resides, consent is a requirement for participation in the Plan. In such cases, by accepting this grant, Optionee hereby agrees with the data processing practices as described in this notice and grants such consent to the processing and transfer of his or her Data as described in this Agreement and as necessary for the purpose of administering the Plan. Optionee’s participation in the Plan and Optionee’s grant of consent is purely voluntary. Optionee may deny or withdraw his or her consent at any time; provided that if Optionee does not consent, or if Optionee withdraws his or her consent, Optionee cannot participate in the Plan unless required by applicable law. This would not affect Optionee’s salary as an employee or his or her career; Optionee would merely forfeit the opportunities associated with the Plan.

1.5. Data Subject Rights. Optionee has a number of rights under data privacy laws in his or her country. Depending on where Optionee is based, Optionee’s rights may include the right to (i) request access or copies of Optionee’s Data the Company processes, (ii) have the Company rectify Optionee’s incorrect Data and/or delete Optionee’s Data, (iii) restrict processing of Optionee’s Data, (iv) have portability of Optionee’s Data, (v) lodge complaints with the competent tax authorities in Optionee’s country and/or (vi) obtain a list with the names and addresses of any potential recipients of Optionee’s Data. To receive clarification regarding Optionee’s rights or to exercise Optionee’s rights please contact the Company at AppLovin Corporation, 849 High Street, Palo Alto, California 94301, United States, Attn: Stock Administration.

1.6. GDPR Compliance. To the satisfaction and on the direction of the Committee, all operations of the Plan and this Option (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Employer, the Company and any Parent or Subsidiary (together, the “Group”), as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016 (the “GDPR”).

2. Insider Trading Restrictions/Market Abuse Laws. Optionee acknowledges that, if and when the Shares are publicly listed on any stock exchange, depending on his or her country, Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing the inside information.

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Furthermore, Optionee may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Optionee acknowledges that it is Optionee’s responsibility to comply with any applicable restrictions, and Optionee is advised to speak to his or her personal advisor on this matter.

3. Language. Optionee acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Agreement. Furthermore, if Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

4. Foreign Asset/Account Reporting Requirements. Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Optionee’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan in a brokerage account outside his or her country. Optionee may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is Optionee’s responsibility to be compliant with such regulations and Optionee should speak with his or her personal advisor on this matter.

In accepting this Option, Optionee also acknowledges, understands and agrees understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b. the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

c. all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

d. the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Subsidiary or Parent or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Subsidiary or Parent or affiliate of the Company, as applicable, to terminate Optionee;

e. Optionee is voluntarily participating in the Plan;

f. the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

g. the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h. the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

i. if the underlying Shares do not increase in value, the Option will have no value;

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j. if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

k. no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Optionee’s service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Parent, Subsidiaries, affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any of its Parent, Subsidiaries, or affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l. for purposes of the Option, Optionee’s service will be considered terminated as of the date Optionee is no longer actively providing services to the Company or any of its Parent, Subsidiaries, affiliates or the Employer (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s service will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence);

m. unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n. the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

o. neither the Company, the Employer nor any Parent, Subsidiary or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Notifications

This Addendum also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is provided solely for the convenience of Optionee and is based on the securities, exchange control and other laws in effect in the respective countries as of February 2018. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.

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In addition, the information contained in this Addendum is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

CANADA

Terms and Conditions

Manner of Exercising Option. The following provision supplements Section 4.3 of the Agreement:

Due to regulatory requirements, Optionee is prohibited from surrendering certificates for Shares that Optionee already owns to pay the Exercise Price or any tax-related items in connection with the exercise of his or her Shares.

Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Optionee further authorizes the Employer, the Company and Parent, Subsidiaries and affiliates and the administrator of the Plan to disclose and discuss the Plan with their advisors. Optionee further authorizes the Employer to record such information and to keep such information in Optionee’s employee file.

Labor Matters. In the event of the termination of Optionee’s service (whether or not with cause, in breach of local labor laws and/or later found invalid), Optionee’s right, if any, to vest in the Option will terminate, effective as of the earlier of (a) the date that Optionee is no longer actively providing service to the Company, the Employer or any of their Subsidiaries or Affiliates or at the discretion of the Company and (b) the date that Optionee receives notice of termination of service from the Employer, in each case, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to, statutory law, regulatory law and/or common law), except that if the Optionee is given working notice of termination of service but remains in service for all or part of such notice period, then the date of termination of vesting shall be the last date of active service, in accordance with clause (a) above. The Company shall have the exclusive discretion to determine when Optionee is no longer providing service for purposes of the Option. Optionee acknowledges and agrees that the period of service will be determined in the Company’s sole discretion, without regard to any period of statutory, contractual, common law, civil law or other notice of termination or any period of salary continuance or deemed employment, regardless of whether the termination of service is otherwise lawful.

Data Privacy Consent. Optionee hereby authorizes the Company, the Employer and their Subsidiaries, Affiliates and representatives to discuss with, and obtain all relevant information from, all personnel, professional or not, involved in the administration and operation of the Plan. Optionee further authorizes the Company, the Employer and their Subsidiaries, Affiliates and representatives to disclose and discuss the Plan with their advisors. Optionee further authorizes the Company, the Employer and their Subsidiaries, Affiliates and representatives to record such information and to keep such information in Optionee’s employee file (if applicable).

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Language Consent. The following provisions will apply if Optionee is a resident of Quebec:

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention (“Agreement”), ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

Notifications

Securities Laws. The Plan is being offered in Canada pursuant to certain exemptions applicable under Canadian securities law from the requirement that the Company prepare and file a prospectus with the relevant Canadian securities regulatory authorities. Accordingly, any resale of securities must be permitted by the Company and made in accordance with applicable Canadian securities law, including, among other things, that any subsequent trade of securities must be made through an exchange or market outside of Canada, or to a person or company outside of Canada.

Foreign Asset Reporting. Foreign property, including Common Stock, Shares, Options and other rights to receive shares of a non-Canadian company held by a Canadian resident employee, generally must be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of all the foreign properties exceeds CAD 100,000 at any time during the year. The forms must be filed on April 30 of the following year. Although what cost should be assigned to the Options may be unclear, such Options must be reported if the CAD 100,000 threshold is exceeded due to other foreign property held by the Optionee. When Shares are acquired, their cost generally is their adjusted cost base (“ACB”). The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if the Optionee owns other shares of the Company’s capital stock, the ACB may have to be averaged with the ACB of the other shares.

Tax Matters. The Company may permit Optionee to surrender a portion of the Option to the Company for a cash payment to satisfy any applicable Tax-Related Items, with the portion of the Option surrendered equal to that number of fully vested whole shares otherwise issuable upon exercise having a fair market value, determined by the Company in its sole discretion as of the exercise date, equal to the applicable Tax-Related Items. Any adverse consequences arising in connection with such surrender procedure will be Optionee’s sole responsibility.

CHINA (PRC)

Terms and Conditions

Restrictions on Exercise. The following provisions apply to Optionee if Optionee is a PRC national:

Due to legal restrictions, the Option shall become exercisable by Optionee only at such time as (1) the Shares are publicly traded, quoted or listed on a recognized exchange or securities market, (2) the Shares are not subject to a market stand-off or lock-up agreement and (3) all necessary exchange control and other approvals from the State Administration of Foreign Exchange (the “SAFE”) of the People’s Republic of China (“PRC”) or its local counterpart have been received for Options granted under the Plan (such date of becoming exercisable, the “Liquidity Date”). In the case of an “Other Combination” (as defined in the Plan), the Option and the Shares shall be treated as provided in the Plan.

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If Optionee wishes to exercise the Option, Optionee will be required to do so using a broker-assisted cashless “sell-all” exercise method, pursuant to which all Shares subject to the exercised Option will be sold immediately upon exercise, Optionee will not be permitted to hold Shares after exercise, and the proceeds of sale, less any broker’s fees or commissions, will be remitted to Optionee. Optionee acknowledges and agrees that the Company’s designated broker is under no obligation to arrange for the sale of the Shares pursuant to the cashless “sell-all” exercise method at any particular price. Optionee understands and agrees that the Tax-Related Items with respect to the exercise of the Option may be taken by the Employer from Optionee’s salary or other cash compensation. Proceeds may be paid to Optionee in either U.S. dollars or local currency, in the sole discretion of the Company or any Parent, Subsidiary or Affiliate, including the Employer. Optionee understands and agrees that there will be a delay between the date the Shares are sold and the date the cash proceeds are distributed to Optionee and that the Company is not responsible for any currency fluctuation that may occur between the date the Shares are sold and the date the cash proceeds are distributed to Optionee. Optionee agrees to sign any agreements, forms and/or consents that may be requested by the Company, any Parent, Subsidiary or Affiliate, including the Employer, or the designated broker to effectuate any of the remittances, transfers, conversions or other processes relating to the proceeds. The Company reserves the right to provide additional methods of exercise in light of future developments of local law in the PRC.

In the event that Optionee’s employment or service with the Company or any Subsidiary or Parent or affiliate terminates, all unvested portions of the Shares subject to the Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement and in compliance with exchange controls. However, if Optionee’s employment or service with the Company or any Subsidiary or Parent or affiliate of the Company terminates prior to the Liquidity Date, the Company, reserves the right, but not the obligation, to allow additional forms of payment by Optionee depending on the development of local law.

Notwithstanding anything in the Agreement or this Addendum to the contrary, the Option may not be exercised if (i) if the issuance of such Shares upon such exercise or (ii) the method of payment of consideration for such shares would constitute a violation of any applicable law.

Transfer and/or Disposition of Shares. The Company may require Optionee to hold Shares acquired pursuant to exercise of the Option with an escrow agent designated by the Company and/or require Optionee to transfer or sell the Shares pursuant to such policies and procedures as the Company deems appropriate from time to time, including any procedures necessary to obtain approval from the SAFE or its local counterpart for the acquisition and disposition of the Shares by Optionee. The Company may require that all proceeds received from the Option be remitted to the PRC if the Company deems such action is necessary or appropriate to comply with applicable law.

Optionee must sell, transfer or otherwise dispose of the Shares acquired pursuant to the exercise of the Option in such manner and subject to such terms and conditions as the Committee determines within such period of time as the Committee may designate from time to time to comply with applicable laws, including requirements and conditions relating to SAFE registration (the “Disposition Deadline”). Optionee hereby authorizes the Company and appoints the Company as its attorney-in-fact to sell on Optionee’s behalf any Shares held by Optionee after the Disposition Deadline, without any further action, consent or instruction by Optionee. Optionee hereby acknowledges and agrees that the Company will not be held liable to Optionee with respect to its actions relating to the sale, transfer or disposition of Shares after the Disposition Deadline.

Exchange Control Obligations. The following provision applies to Optionee if Optionee is a PRC national and is provided for informational purposes only:

Following the exercise of the Option and sale of Shares, Optionee must comply with any exchange control repatriation requirements. If Optionee resides in the PRC, Optionee may be required to repatriate to the

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PRC all proceeds due to Optionee under the Plan, and such repatriation may need to be effected through a special exchange control account established by the Company or its Parent or Subsidiary or affiliate in the PRC. In such circumstances, Optionee agrees that the proceeds of the sale of Shares may be transferred to such special account prior to being delivered to Optionee. Optionee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with PRC exchange control requirements.

The following provision applies to Optionee if Optionee is a non-PRC national:

Optionee understands, acknowledges and agrees that certain exchange control restrictions may apply, including requirements regarding the remittance of funds out of China to pay the Exercise Price and the remittance into China of any sale proceeds paid on Shares acquired under the Plan. Optionee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements.

GERMANY

Terms and Conditions

General Matters. Optionee acknowledges and agrees that Optionee’s sole contact and sole contractual partner regarding the Plan and the Option is the Company and/or the Employer, as applicable, and any rights and entitlements pursuant to the Plan are granted to Optionee on an exclusively voluntary basis and do not create any claims against the Company, the Employer and/or any of their Subsidiaries, Parents or Affiliates. Even if there is a repeated grant of rights and without express notification that the grant is made voluntarily, Optionee has no legal claim for future grants. All grants remain in the complete discretion of the Company. The Company reserves the right to determine the scope of beneficiaries and the conditions of the Plan. Additionally, the Option does not form part of Optionee’s contractual salary.

Notifications

Exchange Control. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If Optionee makes or receives a payment in excess of this amount in connection with Optionee’s participation in the Plan, Optionee must report the payment to Bundesbank electronically, no later than the fifth day of the month following the month in which the payment was received, using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de). The reports are usually made on behalf of the Optionee by the local bank that effects the transfer, but the Optionee is ultimately responsible for satisfying the reporting obligation.

Tax Matters. If payment or withholding of Tax-Related Items due in connection with the Option is not made within 10 days following the end of the month in which the liability occurs, the amount of any uncollected Tax-Related Items shall constitute a loan owed to the Company and/or the Employer, which will bear interest at the then current market rate as published by the German Federal Bank. If Tax-Related Items due are not collected from or paid by Optionee by their due date, it is possible that the German tax authorities will qualify the amount of any uncollected Tax-Related Items as a benefit to Optionee, on which additional income tax would be payable. In such case, Optionee will be responsible for any income tax that may be due on this additional benefit and for reimbursing the Company and/or the Employer for any Tax-Related Items on this additional benefit.

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IRELAND

Terms and Conditions

Expiration Date. Notwithstanding any contrary provision in the Notice or Agreement, the term of this Option shall be one day less than seven (7) years from the Date of Grant.

Labor Matters. By participating in the Plan, Optionee acknowledges and agrees that the benefits received in connection with the Option will not be taken into account for any redundancy or unfair dismissal claim.

Tax Matters. The references in the Plan and/or the Agreement to “Tax-Related Items” includes any and all taxes, charges, levies and contributions in Ireland or elsewhere, to include, in particular, Universal Social Charge (USC) and Pay Related Social Insurance (PRSI). As a condition of participation in the Plan, Optionee authorizes the Company and/or the Employer to withhold all applicable taxes arising in Ireland at the time of exercise, regardless of whether such withholding may be required by law. Optionee acknowledges that the withholding may be done by any of the methods permitted in the Agreement; however, should the Company or the Employer fail to withhold any or all Tax-Related Items for any reason, it remains Optionee’s obligation to pay Optionee’s tax liability, and neither the Company nor the Employer will be liable for Optionee’s failure to satisfy Optionee’s tax payment obligations.

Sales by Directors and Secretaries. Directors and secretaries of the Company’s Irish Parent, Subsidiary or Affiliate and their respective spouses and children under 18 years of age and family-held companies or trusts who receive an Option or other award under the Plan or sell Shares acquired under the Plan must notify the Company’s Irish Parent, Subsidiary or Affiliate, as applicable, in writing within five business days of (i) receiving or disposing of an interest in the Company, (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time. This notification rule applies as well to a shadow director of the Company’s Irish Parent, Subsidiary or Affiliate (i.e., an individual who is not on the board of the Company’s Irish Parent, Subsidiary or Affiliate but who has sufficient control so that the board of directors acts in accordance with the “directions or instructions” of the individual).

JAPAN

Terms and Conditions

Plan Addendum. The terms and conditions of the Japan Addendum to the Plan are incorporated by reference.

Restrictions on Transfer. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

Notifications

Securities Law. The Company notifies Optionee, and Optionee acknowledges, that: (i) the solicitation of the Option falls under the category of solicitation towards small number investors as provided in Article 23-13.4 of the Financial Instruments and Exchange Law of Japan (kinyuu shouhin torihiki hou) (Law No. 25 of 1948, as amended) and, therefore, no notification under Article 4.1 of the same has been made in respect of the solicitation; and (ii) Optionee is prohibited from transferring the Option, unless transferred as a whole; and/or (iii) the Option cannot be divided into parts.

Exchange Control. If Optionee remits, from his or her bank account in Japan, an amount to purchase Shares in one transaction that exceeds JPY 30,000,000, Optionee is required to file a Payment Report with the Japanese Ministry of Finance through (i) the bank through which the payment is executed within 10 days of such remittance or (ii) the Bank of Japan within 20 days of such remittance if Optionee files the Payment Report on the Foreign Exchange Online System thereof. If Optionee intends to acquire Shares with a value in excess of JPY 100,000,000 in a single transaction, Optionee must also file an ex post facto Report Concerning Acquisition of Shares with the Japanese Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares. The forms to make these reports may be acquired at the Bank of

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Japan. Note that a Payment Report is required independently of a Report Concerning Acquisition of Securities, and Optionee must file both Reports if the total amount paid on a one-time basis to purchase Shares exceeds JPY 100,000,000.

Optionee might not need to report to the Japanese Minister of Finance if the acquisition is made through a bank, securities company, or other similar financial institutions, but purchases directly from the foreign parent Company do not fall within this exception. Optionee should verify the limits and reporting requirements as these rules can change.

Foreign Asset Reporting. Details of any assets held outside Japan on an annual basis as of December 31 (including Shares acquired under the Plan) must be reported to the Japanese tax authorities, to the extent such assets have a total net fair market value exceeding JPY 50,000,000. Such report is due by March 15 of the next year. Optionee should consult with his or her personal tax advisor to determine if the reporting obligation applies to Optionee and whether Optionee will be required to include details of Optionee’s outstanding Options, as well as Shares, in the report.

There could be tax upon grant if the Option is transferable or if Optionee could enjoy the benefit of the Option in any manner other than by exercising the Option. Optionee should consult with his or her personal tax advisor regarding those issues.

PUERTO RICO

Terms and Conditions

No country specific provisions.

REPUBLIC OF KOREA

Terms and Conditions

Exchange Control Obligation. If Optionee remits funds out of Korea to pay the Exercise Price, Optionee agrees to comply with any exchange control requirements, including any necessary confirmation of the remittance of funds with a foreign exchange bank in Korea. The foreign exchange bank may require that Optionee submit the following supporting documents evidencing the nature of the remittance to the bank together with the confirmation application: (i) the Agreement; (ii) the Notice; (iii) the Plan; and (iv) Optionee’s certificate of employment.

Optionee further agrees to comply with any repatriation requirements with respect to the proceeds of the sale of Shares. If Optionee realizes US$500,000 or more from the sale of Shares, Optionee must repatriate the proceeds to Korea within eighteen (18) months of the sale.

Notifications

Foreign Asset / Account Reporting. Optionee must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts holding Shares) in countries that have not entered into an “intergovernmental agreement for automatic exchange of tax information” with Korea to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500,000,000 (or an equivalent amount in foreign currency). Optionee should consult his or her personal tax advisor regarding reporting requirements in Korea, including whether or not there is an applicable inter-governmental agreement between Korea and any other country where Optionee may hold any Shares or cash acquired in connection with the Plan.

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Tax Considerations

As a condition of participation in the Plan, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items arising in Korea at the time the taxable event occurs, regardless of whether such withholding may be required by law. Optionee acknowledges that the withholding may be done by any of the methods permitted in the Stock Option Agreement; however, should the Company or the Employer fail to withhold any or all Tax-Related Items for any reason, it remains Optionee’s obligation to pay his or her liability for Tax-Related Items, and neither the Company nor the Employer will be liable for Optionee’s failure to satisfy his or her tax payment obligations.

TURKEY

Terms and Conditions

Employment Matters. Neither the Option nor any proceeds or other funds Optionee may receive pursuant to the Option will constitute a component of Optionee’s “salary” for any legal purpose, including, but not limited to, determining vacation pay, termination indemnities, payroll taxes or social insurance contributions.

U.S. Transaction. Optionee understands that the acceptance of the Option results in an agreement between Optionee and the Company that is completed in the United States and that the Agreement is governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. Upon exercise of the Options, any Shares to be issued to Optionee shall be held or delivered to Optionee in the United States and in no event will such Shares be delivered to Optionee in Turkey. Optionee acknowledges that Optionee is not permitted to sell or otherwise transfer Shares directly to other individuals in Turkey, nor is Optionee permitted to bring any certificates representing the Shares into Turkey (if such certificates are actually issued).

Notifications

Securities Laws. Any offer of Options by the Company to Optionee is intended as a private offering which is not subject to prior clearance from the Capital Market Board. If Optionee acquires Shares upon the exercise of an Option, Optionee may be subject to certain securities law requirements upon the sale of such Shares, particularly if the sale takes place within Turkey. If the Company’s Shares become publicly traded on a market outside Turkey, Shares may be sold on such exchange, and Optionee may be required to seek the assistance of a bank or financial institution licensed in Turkey to complete the trade.

Exchange Control. Exchange control regulations require Turkish residents to buy Shares through intermediary financial institutions that are approved under the Capital Market Law (i.e., banks licensed in Turkey). Therefore, if Optionee is a Turkish resident who exercises his or her Option by sending funds from Turkey to the United States to pay the Exercise Price, Optionee should remit such funds through a bank or other financial institution licensed in Turkey. A wire transfer of funds by a Turkish bank will satisfy the requirement.

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UKRAINE

Terms and Conditions

General Matters. If Optionee works for the Company or the Employer under an employment agreement, by accepting the terms of this Agreement, Optionee acknowledges and agrees that the Option is provided to Optionee not in connection with any entrepreneurial activity that may be conducted by Optionee.

In the event that Optionee’s Service terminates, all unvested Shares will be forfeited, and Optionee must exercise the Option, if at all, as to any vested Shares within such time period set forth in the Notice and Agreement.

Tax Matters. Optionee acknowledges, and agrees to comply with, all applicable Ukrainian laws and to report any income and pay any and all applicable taxes, Tax-Related Items and other mandatory contributions associated with the Option, the sale of Shares and the receipt of any dividends paid on such Shares. The Company may require that any Shares acquired pursuant to the Option be sold immediately after issuance through a cashless, sell-all exercise or may require awards to be settled in cash only. In the event that awards are settled in cash, the amount of the payment will be based on the fair market value of the Shares on the date the Shares would otherwise have been issued to Optionee.

Optionee and Company acknowledge and agree to comply with all applicable international agreements signed between Ukraine and the United States of America, associated with the exercise of the Option, the sale of Shares and the receipt of any dividends paid on such Shares, including CONVENTION BETWEEN THE GOVERNMENT OF THE UNITED STATES OF AMERICA AND THE GOVERNMENT OF UKRAINE FOR THE AVOIDANCE OF DOUBLE TAXATION AND THE PREVENTION OF FISCAL EVASION WITH RESPECT TO TAXES ON INCOME AND CAPITAL.

THIS INFORMATION IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE LEGAL OR TAX ADVICE.

Upon exercise of the Option, Optionee must comply with the legislation of Ukraine on making investments abroad.

Language Consent. Optionee confirms having read and understood the documents relating to the Plan, including the Agreement with all terms and conditions included therein, which were provided in the English language. Optionee accepts the terms of those documents accordingly and does not need their translation into Ukrainian.

Notifications

Exchange Control. No prior license or approval is required for an individual to remit funds outside of the Ukraine in order to acquire shares in a foreign company. However, under current law the amount of such funds remittance is generally limited to EUR 50,000 per employee per year (which limit applies cumulatively for various employee’s foreign investment-related payments abroad; consultations may be required for application of stated limit). Prior to exercise of the Option, Optionee should consult Optionee’s personal legal advisor regarding any exchange control obligations Optionee may have in connection with Optionee’s exercise of the Option or participation in the Plan.

Securities Laws. The Option and Optionee’s participation in the Plan is an opportunity to invest in the Company’s capital stock and is not risk free. Neither the Options nor the underlying Shares are publicly offered or listed on any stock exchange in Ukraine. Optionee is solely liable for obtaining all permits, authorizations, licenses and/or approvals from, and/or to make any and all notifications to, any governmental authorities in Ukraine, including an individual license for foreign investments, as may be required by any applicable laws of Ukraine, to enable Optionee to participate in the Plan and/or receive an option.

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UNITED ARAB EMIRATES (DUBAI ONLY)

Terms and Conditions

The grant of the Option is a “one time” and “irregular benefit,” and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past.

Notifications

Securities Law Information. The Agreement, including this Appendix, the Plan, and other incidental communication materials are strictly private and confidential and are being issued from outside the United Arab Emirates for distribution only to Employees, Consultants and Directors for the purposes of a compensation or reward scheme. These documents must not be provided to any person other than the original recipient, nor be reproduced or used for any other purpose. Further, the information contained in these documents is not intended to lead to the issue of any securities or the conclusion of any other contract of whatsoever nature within the territory of the United Arab Emirates.

None of the Emirates Securities and Commodities Authority, the Central Bank or any other relevant licensing authorities or governmental agencies in the United Arab Emirates has approved, registered or licensed any of the Agreement, including this Appendix, the Plan, or other incidental communication materials documents provided in connection with the grant of the Option. Further, neither the Ministry of Economy nor the Dubai Department of Economic Development has approved any of the Agreement, including this Appendix, the Plan, or other incidental communication materials documents provided in connection with the grant of the Option nor taken steps to verify the information set out in such documents, and have no responsibility to do so or for such documents or the Option.

The Shares underlying the Option may be illiquid and/or subject to restrictions on their resale. Optionee should conduct his or her own due diligence on the Option and the Shares. If Optionee is in any doubt about any of the contents of the Plan, the Agreement or other incidental documents, Optionee should obtain independent professional advice from an authorized advisor.

Language Considerations

Optionee confirms having read and understood the Agreement, including this Appendix, the Plan, and other incidental communication materials, with all terms and conditions included therein, which were provided in the English language only. Optionee confirms that he or she has sufficient English language capabilities to understand these terms and conditions in full.

Tax Considerations

There are no personal income taxes in the United Arab Emirates at the present time. The Company and its affiliates make no warranty as to the taxable status of the amounts received under this Agreement and Optionee undertakes that if the Company or an affiliate is called upon to account to any competent tax authority for any income or other taxes arising in respect of the payments or the provision of Shares made under this Agreement, Optionee will immediately, upon written request, pay the taxes to the competent tax authority or, where the Company or an affiliate has paid such taxes, Optionee will immediately upon receipt of a written request pay an amount equal to the taxes to the Company or an affiliate.

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VIETNAM

Terms and Conditions

General. Optionee represents and warrants to the Company that Optionee is not aware of any material non-public information with respect to the Company or any securities of the Company as of the date of the Agreement.

Restrictions on Exercise. The Option shall become exercisable only at such time as (1) the Shares are publicly traded, quoted or listed on a recognized exchange or securities market and (2) the Shares are not subject to a market stand-off provision or lock-up agreement.

Once the Option is exercisable, if the Optionee wishes to exercise the Option, the Company may require the Optionee to pay the Exercise Price by means of a cashless “sell all” method of exercise through the designated broker. If a cashless “sell all” method of exercise is so required by the Company, the Optionee understands and agrees that all other methods of exercise set forth in the Agreement are prohibited. Pursuant to a cashless “sell all” exercise, all shares of Common Stock subject to the exercised Options will be sold immediately upon exercise (i.e., a “same-day sale”). Optionee agrees that the Company is authorized to instruct its designated broker to assist with the mandatory cashless “sell all” method of exercise described above (on Optionee’s behalf, pursuant to this authorization), and Optionee expressly authorizes the Company’s designated broker to complete such sale of Shares. Optionee acknowledges and agrees that the Company’s designated broker is under no obligation to arrange for the sale of Shares at any particular price. Upon such sale of Shares, the Company will remit to Optionee, pursuant to Optionee’s instructions to the designated broker, the cash proceeds from the sale of Shares, less the Exercise Price, any applicable broker’s fees or commissions and any applicable Tax-Related Items.

The Company reserves the right to provide additional methods of exercise, depending on the development of local law.

Exchange Control. Optionee must repatriate all cash proceeds from sales of Shares (including the cashless “sell all” exercise described above, if applicable) immediately to Vietnam. Such repatriation of proceeds may need to be effectuated through a special exchange-control account established by the Company or any Parent, Subsidiary or Affiliate, including the Employer. By accepting the grant of the Option, Optionee consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to the Optionee. Optionee acknowledges and agrees that Optionee is responsible for ensuring compliance with all exchange-control laws in Vietnam, and Optionee is advised to consult with his or her personal legal advisor to determine responsibilities under Vietnamese exchange-control laws.

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